Leases (Schedule of Supplemental Balance Sheet Information Operating Lease) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Operating leases:
Operating leases right-of-use	$ 8,441	$ 8,765
Current operating lease liabilities	1,549	1,811
Non-current operating lease liabilities	6,291	7,377
Total operating lease liabilities	$ 7,840	$ 9,188
Weighted average remaining lease term (years)	7 years 8 months 12 days	7 years 3 months 18 days
Weighted average discount rate	2.90%	2.30%